SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005

                        Commission File Number: 00-27689

             (Exact name of registrant as specified in its charter)

                      Aviation Upgrade Technologies, Inc.
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Nevada                                                                33-0881303
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

6550 South Pecos Road, Suite 142, Las Vegas, NV                           89120
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(Address of principal executive offices)                              (Zip Code)


                                 (702) 450-0003
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective January 6, 2005, Aviation Upgrade Technologies, Inc. (the "Registrant"), dismissed Lesley Thomas Schwarz & Postma ("LTSP") which audited the Registrant's financial statements for the fiscal years ended December 31, 2003 and 2004, and engaged Armando C. Ibarra, CPA to act as the Registrant's independent chartered accountants. The reports of LTSP for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of LTSP for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through January 6, 2005, the date of dismissal, there were no disagreements with LTSP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LTSP would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the year ended December 31, 2005, will be audited by Armando C. Ibarra, CPA. LTSP was not involved in any way with the audit of the financial statements for the year ended December 31, 2005. The Registrant has authorized LTSP to discuss any matter relating to the Registrant and its operations with Armando C. Ibarra, CPA.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Armando C. Ibarra, CPA regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

LTSP has reviewed the disclosures contained in this 8-K report. The Registrant has advised LTSP that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why LTSP does not agree with any statements made by the Registrant in this report. LTSP has advised the Registrant that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

INDEX TO EXHIBITS

16.1 Letter from the Registrant's former auditors confirming the information in
Item 4.01 dated January 11, 2005.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Aviation Upgrade Technologies, Inc.


January 11, 2006


                                  By:  /s/ Torbjorn B. Lundqvist
                                       ----------------------------------------
                                       Torbjorn B. Lundqvist
                                       Chairman and Chief Executive Officer